Exhibit 10.2

Execution Version

SECOND AMENDMENT TO
REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 11, 2012, by and among HEICO CORPORATION, a Florida corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.Amendments.
(a)    Section 1.1 of the Credit Agreement is amended by replacing the definition of “Consolidated Fixed Charges” in its entirety with the following:
“Consolidated Fixed Charges” shall mean, for the Borrower and its Subsidiaries for any period, the sum (without duplication) of (i) Consolidated Interest Expense paid in cash for such period, (ii) scheduled principal payments paid in cash on Consolidated Total Funded Debt during such period, and (iii) dividends and distributions paid in cash or property other than common stock during such period to holders of Borrower’s capital stock, warrants and related instruments, provided, however, that solely for purposes of calculating the Fixed Charge Coverage Ratio in Section 6.3 of this Agreement, the one-time dividend to be paid on or prior to December 31, 2012 in the amount of $2.14 per share shall be excluded from clause (iii) above.
(b)    Section 7.8 of the Credit Agreement is amended by (a) deleting the “and” before clause (viii), (b) replacing the “.” at the end of such Section with “; and” and (c) adding the following clause (ix) to such Section:

(ix) a one-time dividend to the holders of its Capital Stock in the amount of $1.00 per share (not to exceed $54,000,000 in the aggregate) to be paid on or prior to December 31, 2012.

2.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) an amendment fee in the amount of 0.025% of the Revolving Commitments of those Lenders executing this Amendment, to be applied pro rata among such Lenders, (ii) such other fees as the Borrower has previously agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (iii) reimbursement or payment of the costs and expenses of the Administrative Agent incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (iv) executed counterparts to this Amendment from the Borrower, each of the Guarantors and Lenders constituting at least the Required Lenders.

3.Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:

(a)    The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect, (iii) has all licenses and permits necessary to carry on and conduct its business in all states and localities wherein it now operates and (iv) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(b) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action;

(c)    The execution, delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

(d)    This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e)    Immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects. No Default or Event of Default has occurred and is continuing as of the date hereof or would occur as after giving effect to this Amendment. Since the date of the financial statements of the Borrower described in Section 4.4 of the Credit Agreement, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect.

4.Reaffirmations.

(a)    Reaffirmation of Subsidiary Guaranty Agreement. Each Subsidiary Loan Party consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreement.

5.Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Florida and all applicable federal laws of the United States of America.

7.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.Costs and Expenses. The Borrower agrees to pay on demand all reasonable, documented, out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Subsidiary Loan Parties, by their respective authorized officers as of the day and year first above written.

BORROWER:

HEICO CORPORATION

By:	/s/ CARLOS L. MACAU, JR.

Name:	Carlos L. Macau, Jr.

Title:	Chief Financial Officer and Treasurer

SUBSIDIARY LOAN PARTIES:

16-1741 PROPERTY, INC.
3D ACQUISITION CORP.
3D PLUS U.S.A., INC.
ACTION RESEARCH CORPORATION
AD HEICO ACQUISITION CORP.
AERODESIGN, INC.
AIRCRAFT TECHNOLOGY, INC.
ANALOG MODULES, INC.
ARGER ENTERPRISES, INC.
ATK ACQUISITION CORP.
AVIATION ENGINEERED SERVICES CORP.
AVIATION FACILITIES, INC.
BATTERY SHOP, L.L.C.
BLUE AEROSPACE LLC
CONNECTRONICS CORP.
CONXALL CORPORATION
CSI AEROSPACE, INC.
DB CONTROL, CORP.
DEC TECHNOLOGIES, INC.
DE-ICING INVESTMENT HOLDINGS     CORP.
DIELECTRIC SCIENCES, INC.
DUKANE SEACOM, INC.
DYNATECH ACQUISITION, CORP.
EMD ACQUISITION CORP.
ENGINEERING DESIGN TEAM, INC.
FERRISHIELD, INC.
FUTURE AVIATION, INC.
HEICO AEROSPACE CORPORATION
HEICO AEROSPACE PARTS CORP.
HEICO EAST CORPORATION
HEICO ELECTRONIC TECHNOLOGIES CORP.
HEICO FLIGHT SUPPORT CORP.

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

HEICO PARTS GROUP, INC.
HNW BUILDING CORP.
HNW 2 BUILDING CORP.
HVT GROUP, INC.
INERTIAL AIRLINE SERVICES, INC.
IRCAMERAS LLC
JA ENGINEERING I CORP.
JA ENGINEERING II CORP.
JET AVION CORPORATION
JETSEAL, INC.
LEADER TECH, INC.
LPI INDUSTRIES CORPORATION
LUMINA POWER, INC.
MCCLAIN INTERNATIONAL, INC.
MCCLAIN PROPERTY CORP.
MEREDIAN INDUSTRIAL, INC.
NIACC-AVITECH TECHNOLOGIES, INC.
NORTHWINGS ACCESSORIES CORP.
PRIME AIR, LLC
RADIANT POWER CORP.
RAMONA RESEARCH, INC.
ROGERS-DIERKS, INC.
SANTA BARBARA INFRARED, INC.
SEAL DYNAMICS LLC
SIERRA MICROWAVE TECHNOLOGY, LLC
SUNSHINE AVIONICS, LLC
SWITCHCRAFT HOLDCO, INC.
SWITCHCRAFT, INC.
THERMAL STRUCTURES, INC.
TURBINE KINETICS, INC.

By:	/s/ CARLOS L. MACAU, JR.

Name:	Carlos L. Macau, Jr.

Title:	Chief Financial Officer and Treasurer

HEICO AEROSPACE HOLDINGS CORP.

By:	/s/ THOMAS S. IRWIN

Name:	Thomas S. Irwin

Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

LENDERS:

SUNTRUST BANK, as a Lender

By:	/s/ DON CAPISANO

Name:	Don Capisano

Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ ALINA CANNON

Name:	Alina Cannon

Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ DAVID GUTIERREZ

Name:	David Gutierrez

Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JOSE MAZARIEGOS

Name:	Jose Mazariegos

Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BRANCH BANKING AND TRUST
COMPANY, as a Lender

By:	/s/ LIAM N. GOLIGHTLEY

Name:	Liam N. Golightley

Title:	Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

US BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ MICHAEL P. DICKMAN

Name:	Michael P. Dickman

Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

RBS CITIZENS, N.A., as a Lender

By:	/s/ DONALD A. WRIGHT

Name:	Donald A. Wright

Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

SYNOVUS BANK, as a Lender

By:	/s/ MICHAEL SAWICKI

Name:	Michael Sawicki

Title:	Corporate Banking

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY, as
a Lender

By:	/s/ PATRICK COWAN

Name:	Patrick Cowan

Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as
a Lender

By:	/s/ ALEX ABREU

Name:	Alex Abreu

Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

SABADELL UNITED BANK, N.A., as
a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

FIFTH THIRD BANK, AN OHIO
BANKING CORPORATION, as a Lender

By:	/s/ JOHN A. MARIAN

Name:	John A. Marian

Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

MERCANTIL COMMERCEBANK, N.A., as
a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

FLORIDA COMMUNITY BANK N.A., as
a Lender

By:	/s/ JOSE M. CRUZ

Name:	Jose M. Cruz

Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]